EXHIBIT 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of January 18, 2012, by and among ATWOOD OCEANICS, INC., a Texas corporation (the “Parent”), ATWOOD OFFSHORE WORLDWIDE LIMITED, an exempted company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of May 6, 2011 and amended on November 23, 2011 (as further amended, modified or otherwise supplemented, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. Section 9.01(b)(ii) of the Credit Agreement is hereby amended by deleting the text “120 days” appearing therein and inserting the text “150 days (or, with respect to the fiscal year ending September 30, 2011, 165 days)” in lieu thereof.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined herein) before or after giving effect to this Second Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Second Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, the other Credit Documents or any of the other instruments or agreements referred to therein. The Administrative Agent, the Collateral Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this Second Amendment.

3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when (i) the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com) and (ii) the Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses in connection with the Second Amendment (including, without limitation, the reasonable fees and expenses of White & Case LLP).

7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

ATWOOD OCEANICS, INC.

By:	/s/ Mark L. Mey
Name: Mark L. Mey
Title: Senior Vice President and Chief Financial Officer

ATWOOD OFFSHORE WORLDWIDE LIMITED

By:	/s/ Noel Baldwin
Name: Noel Baldwin
Title: Director

Signature page to Second Amendment to Credit Agreement

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By:	/s/ Justin K. Martin
Name: Justin K. Martin
Title: Assistant Vice President

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BARCLAYS BANK PLC:

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BNP PARIBAS:

By:	/s/ Guillaume Deve
Name: Guillaume Deve
Title: Managing Director

By:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Vice President

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CREDIT INDUSTRIEL ET COMMERCIAL:

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Vice President

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title: Managing Director

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH:

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Director

By:	/s/ Alex Verdone
Name: Alex Verdone
Title: Associate

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

DnB Bank ASA:

By:	/s/ Haakon Risholm
Name: Haakon Risholm
Title: Senior Vice President

By:	/s/ Stian Lovseth
Name: Stian Lovseth
Title: First Vice President

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

HSBC BANK USA, N.A.:

By:	/s/ Koby West
Name: Koby West
Title: Assistant Vice President

By:	/s/ Bruce Robinson
Name: Bruce Robinson
Title: Vice President

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ING Capital LLC:

By:	/s/ Petra van Woensel
Name: Petra van Woensel
Title: Director

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ITF International Transport Finance Suisse AG:

By:	/s/ Natalja Formuzala
Name: Natalja Formuzala
Title: Vice President

By:	/s/ Alexander Schaffert
Name: Alexander Schaffert
Title: Senior Vice President

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NATIXIS:

By:	/s/ Timothy L. Polvado
Name: Timothy L. Polvado
Title: Senior Managing Director

By:	/s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NIBC BANK.N.V.:

By:	/s/ Saskia Hovers
Name: Saskia Hovers
Title: Managing Director

By:	/s/ Jeroen van der Putten
Name: Jeroen van der Putten
Title: Associate Director

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

REGIONS BANK:

By:	/s/ David Valentine
Name: David Valentine
Title: Vice President

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL):

By:	/s/ Erling Amundsen
Name: Erling Amundsen
Title: Authorized Person

By:	/s/ Per Olav Bucher-Johannessen
Name: Per Olav Bucher-Johannessen
Title: Authorized Person

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

UNICREDIT BANK AG:

By:	/s/ Laudahn, Manuela
Name: Laudahn, Manuela
Title: Assistant Director

By:	/s/ Somitsch, Stephan
Name: Somitsch, Stephan
Title: Director

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, N.A.:

By:	/s/ T. Alan Smith
Name: T. Alan Smith
Title: Managing Director

Signature page to Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

WHITNEY BANK:

By:	/s/ Harry C. Stahel
Name: Harry C. Stahel
Title: Senior Vice President

Signature page to Second Amendment to Credit Agreement